UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2013

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (Group Inc.) held on May 23, 2013, our shareholders approved The Goldman Sachs Amended and Restated Stock Incentive Plan (2013) (the “2013 SIP”). The 2013 SIP replaces the Amended and Restated Stock Incentive Plan previously in effect, and applies to awards granted on or after May 23, 2013. For a description of the terms and conditions of the 2013 SIP, see “Summary of Material Terms of the 2013 SIP” under “Item 3 – Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan (2013)” in the Proxy Statement, dated April 12, 2013, for our 2013 Annual Meeting of Shareholders, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Group Inc. was held on May 23, 2013.

(b)	The results of the matters submitted to a shareholder vote at the annual meeting were as follows:

1. Election of Directors: Our shareholders elected the following 12 directors to each serve a one-year term expiring on the date of the 2014 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Lloyd C. Blankfein	324,600,549	6,698,375	2,351,364	57,272,536
M. Michele Burns	323,369,788	9,394,655	885,845	57,272,536
Gary D. Cohn	329,022,725	3,910,667	716,896	57,272,536
Claes Dahlbäck	322,426,341	9,520,174	1,703,773	57,272,536
William W. George	322,405,562	9,550,306	1,694,420	57,272,536
James A. Johnson	283,118,569	48,830,757	1,700,962	57,272,536
Lakshmi N. Mittal	318,531,272	13,436,288	1,682,728	57,272,536
Adebayo O. Ogunlesi	328,068,503	4,659,215	922,570	57,272,536
James J. Schiro	319,398,748	13,374,451	877,089	57,272,536
Debora L. Spar	323,265,326	9,455,855	929,107	57,272,536
Mark E. Tucker	328,168,726	4,553,550	928,012	57,272,536
David A. Viniar	329,203,982	2,931,715	1,514,591	57,272,536

2. Advisory Vote to Approve Executive Compensation (Say on Pay): Our shareholders approved the Say on Pay proposal.

For	Against	Abstain	Broker Non-Votes
289,748,321	41,162,707	2,739,260	57,272,536

3. Approval of 2013 SIP: Our shareholders approved the 2013 SIP.

For	Against	Abstain	Broker Non-Votes
230,133,212	102,119,162	1,397,914	57,272,536

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2013.

For	Against	Abstain
386,348,563	3,733,517	840,744

5. Shareholder Proposal Regarding Human Rights Committee: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
11,809,291	287,068,994	34,772,003	57,272,536

6. Shareholder Proposal Regarding Goldman Sachs Lobbying Disclosure: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
18,803,035	280,192,505	34,654,748	57,272,536

7. Shareholder Proposal Regarding Proxy Access for Shareholders: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
17,442,176	314,646,682	1,561,430	57,272,536

8. Shareholder Proposal Regarding Maximization of Value for Shareholders: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
4,368,957	327,594,594	1,686,737	57,272,536

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: May 23, 2013	By:	/s/ Gregory K. Palm
		Name:	Gregory K. Palm
		Title:	Executive Vice President and General Counsel